SGC 100 YEARS
SUPERIOR GROUP OF COMPANIES | ESTABLISHED 1920


Success is 10% inspiration and 90% pancakes.
IHOP

Investor PRESENTATION

March 2023

Healthcare Apparel | Branded Products | Contact Centers

SAFE-HARBOR STATEMENT

This presentation may contain forward-looking statements about Superior Group of Companies within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and all rules and regulations issued there under. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," "project," "potential", "plan", "think", or "outlook", or the negative of these words or other variations on these words or comparable terminology identify such forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to the following: the effect of the COVID-19 crisis on the U.S. and global markets, our business, operations, customers, suppliers and employees; general economic conditions in the areas of the United States in which the Company's customers are located; changes in the market where uniforms are worn, where promotional products are sold and where call center services are used; the impact of competition; the Company's ability to successfully integrate operations following consummation of acquisitions and the availability of manufacturing materials as well as the risks and uncertainties disclosed in the Company's periodic filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2021, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. All subsequent written or oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this presentation. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events, except as may be required under applicable law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.



SUPERIOR GROUP OF COMPANIES

3 DIVERSIFIED BUSINESSES

Offering a compelling portfolio of companies that help others enhance their brands

HEALTHCARE APPAREL





Healthcare apparel provider for over 100 years, including retail scrubs brands, industrial laundry scrubs, lab coats, patient apparel and specialty products sold through all channels



BRANDED PRODUCTS





The fastest growing and one of the top ten branded product distributors in the US




Same-day
Grocery
Delivery.

CONTACT CENTERS





Nearshore contact center provider serving small- and mid-sized businesses in many industries, providing inbound and outbound contact services




SGC
CLEAR

INVESTMENT HIGHLIGHTS

- Three diversified business platforms with a combined TAM of over $130B
- Taking organic market share in highly fragmented industries ripe for consolidation, with international expansion opportunities
- Leveraging recent technology investments to expand margins and cash flow in the coming years
- Experienced management team with proven track record of value creation and uninterrupted dividend payments since 1977

SIGNIFICANT REVENUE GROWTH ACROSS DIVERSIFIED BUSINESS SEGMENTS

REVENUE MIX: THEN AND NOW



2017
$183M
$65M
$267M
$19M(2)
17%
CAGR(1)
2022
$388M
$113M
$579M
$78M(2)
Healthcare Apparel
Branded Products
Contact Centers

(1) 2017-2022 CAGR; (2) Net of intersegment sales

SGC
SUPERIOR GROUP OF COMPANIES

HEALTHCARE APPAREL THROUGH WELL-KNOWN BRANDS

WonderWink

SLATE	THRIVE	RENEW	MOTO	AERO	PRO
W123	WONDERFLEX	LAB COATS	LAYERS	WONDERWORK	ORIGINS



Fashion Seal Healthcare

WORKLON INDY FASHIONBLEND FASHIONPOPLIN SIMPLYSOFT





carhartt

FORCE	RUGGED FLEX	RUGGED FLEX RIPSTOP	CROSS-FLEX
LIBERTY	RIPSTOP	SUB-SCRUBS	






SGC
SUPERIOR GROUP OF COMPANIES

HEALTHCARE APPAREL GROWTH OPPORTUNITIES

- Positioned to grow market share via wide range of recognized brands
- History of double digit EBITDA margins

$4.1B [1]
TAM in the US
(Larger Internationally)

~6 %
SGC Market Share
~$220M estimated retail
(~$113M wholesale)

MARKET SHARE

12%
5 YEAR REVENUE CAGR
THROUGH 2022

2022 EBITDA margin of
-2% [2]

RETAIL, OMNICHANNEL, E-COMMERCE RETAILERS, SPECIALTY, INTERNATIONAL, DISTRIBUTORS, LAUNDRIES

SALES CHANNELS

2M
caregivers wear our brands every day to work

COMPETITIVE LANDSCAPE

FIGS | Careismatic BRANDS | kindthread | STANDARD TEXTILE | MEDLINE

(1) Estimated Retail Dollars. SGC healthcare apparel revenue is recorded in wholesale dollars and has been estimated at retail value for this market share calculation;
(2) 2022 EBTIDA margin reflects a significant increase in inventory write-down charges post-pandemic.


SGC
SUPERIOR GROUP OF COMPANIES

MULTIPLE DISTRIBUTION CHANNELS FOR HEALTHCARE APPAREL

Largest channel partners in the US, Canada and in more than 31 countries around the world

SERVING HEALTHCARE PROFESSIONALS THROUGH INDUSTRY LEADING PARTNERS			
Atwoods	UniFirst	Alsco	amazon
Unitex	SanMar	Banner Health.	scrubs & beyond
Cintas	Life Care Centers of America	The Uniform Outlet	Northwestern Medicine
Target	Zappos.com	DaVita	NYC Health + Hospitals
Fleet Farm	Barnes & Noble College	Mark's	VCA Animal Hospitals

SGC
SUPERIOR GROUP OF COMPANIES

BRANDED PRODUCTS



Tim Hortons
Sephora
new balance
amazon
BOX
WINE
TACOS
LOWE'S

SGC
SUPERIOR GROUP OF COMPANIES


GRUBHUB
GRUBHUB

BRANDED PRODUCTS

Highly fragmented market offers the opportunity to provide SGC's branded merchandise, apparel, accessories and operational services to support large national programs

$25.8B
TAM in the US

~2%
SGC Market Share
~$389M
(Based on 2022 Sales)

16%
5 YEAR REVENUE CAGR
THROUGH 2022

2022 EBITDA margin of
8%

5+Million
Americans wear our branded uniforms to work every day

Unique, customized branded products

TOP QUALITY

COMPETITIVE LANDSCAPE

4imprint
HALO
BDA
LANDS' END
Staples
hhglobal
PROforma
WORKWEAR OUTFITTERS
BARCO

25,000+
We are the 9th largest of more than 25,000 branded products distributors in the US[1].

(1) Source: PPAI


SGC

SERVING MEMBERS OF THE FORTUNE 500 WITH BRANDED PRODUCTS

WE SERVICE THE WORLD'S LARGEST BRANDS				
CVS pharmacy	Advance Auto Parts	Uber Eats	amazon	Walmart
Applebee's	AT&T	TACO BELL	Chevron	Publix
O'Reilly AUTO PARTS	Coca-Cola	COSTCO WHOLESALE	WAFFLE HOUSE	Northwestern Medicine
DIAGEO	DOORDASH	DUNKIN'	enterprise	m&m's
GRUBHUB	spirit	hulu	IHOP	NIKE
IN-N-OUT BURGER	instacart	Kroger	jetBlue	LOWE'S

SGC SUPERIOR GROUP OF COMPANIES

CONTACT CENTERS

WHERE WE OPERATE

Illuminate Awards

NEARSHORE COMPANY OF THE YEAR

Employers For Youth (El Salvador)

BEST PLACE TO WORK
Call Center Industry - #1

BEST PLACE TO WORK
All Industries - #3

Lawyer International Legal 100

BEST BUSINESS PROCESS OUTSOURCING PROVIDER

Latin America News

BEST GLOBAL CALL CENTER AND BUSINESS PROCESS OUTSOURCING PROVIDER



EL SALVADOR (2)
BELIZE (3)
FLORIDA
JAMAICA (2)
DOMINICAN REPUBLIC





CONTACT CENTERS

Recognized leader in providing nearshore Call Center management to small and mid-sized and often first-time outsourcer accounts

Large and growing market

$101B

TAM in the US

(Larger Internationally)

~0.1%

SGC Market Share



32%

5 YEAR REVENUE CAGR

THROUGH 2022

Attractive EBITDA Margin (2022)

22%

107%

NET REVENUE RETENTION

Nearshore is a rapidly growing market as companies look for protection against an expensive and tight US labor market

COMPETITIVE LANDSCAPE

	THEOFFICEGURUS Contact Centers	Competitor[1] Average
'22 Growth Rate	31%	18%[1]
'22 EBITDA Margin	22%	20%[1]

(1) EXL, Genpact, Ibex, TaskUs, Teleperformance, Telus International, WNS


SGC
SUPERIOR GROUP OF COMPANIES

PROVIDING CALL CENTER SERVICES TO MULTIPLE CUSTOMER CHANNELS

WE SERVICE THE WIDELY UNDERSERVED SMALLER CLIENT MARKET		
FULL SAIL UNIVERSITY	VISTRA	Elevate
energy harbor	LOWE'S	MORGAN & MORGAN
sunnova	vacasa	SiriusXM SATELLITE RADIO
7 ELEVEN	AUTHORITY BRANDS	ADVANCED DERMATOLOGY and Cosmetic Surgery
BRILLIANT EARTH	CHOICE Home Warranty	Western Dental & Orthodontics

FINANCIAL HIGHLIGHTS

SGC
SUPERIOR GROUP OF COMPANIES



DELIVERED SUSTAINED ANNUALIZED GROWTH OF 17% SINCE 2012



$500M
$400M
$300M
$200M
$100M
$0
$119.5M
$3.5
$55.0
$61.0
$151.5M
$5.7
$58.2
$87.6
$196.2M
$8.0
$57.5
$130.7
$210.3M
$12.0
$61.5
$136.8
$252.6M
$14.5
$60.7
$177.4
$266.8M
$19.3
$65.0
$182.5
$346.4M
$27.4
$102.5
$216.5
$376.7M
$31.6
$117.5
$227.6
$526.7M
$37.2
$157.5
$332.0
$537.0M
$57.2
$139.3
$340.5
$578.8M
$77.6
$113.3
$387.9
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Healthcare Apparel
Branded Products
Contact Centers

LEVERAGE RATIO

SGC
SUPERIOR GROUP OF COMPANIES

Debt to EBITDA Ratios*


1.5X
1.5X
3.0X
4.0X
1.4X
2.0X
3.9X
As of 12/31/16
As of 12/31/17
As of 12/31/18
As of 12/31/19
As of 12/31/20
As of 12/31/21
As of 12/31/22

*Based upon Credit Agreement definitions

CAPITAL ALLOCATION STRATEGY

Aligned to Strategic Growth

CAPITAL ALLOCATION PRIORITIES

INVESTMENTS TO SUPPORT ORGANIC GROWTH

- Expand low-cost production capabilities

DIVIDEND

- Paid a dividend since 1977

DEBT REDUCTION



DRIVERS

EBITDA

- Sales growth via market share expansion
- Margin growth via production effectiveness
- Operating cost efficiencies via centralized services

CORE WORKING CAPITAL IMPROVEMENT

- Optimizing inventories
- Continued gross margin improvement
- Reduction of SG&A expenses
- Improvement to operating efficiency at company managed manufacturing facilities allowing higher percentage of manufacturing capacity from these lowest cost facilities



INVESTMENTS IN ORGANIZATIONAL INFRASTRUCTURE

ENVIRONMENTAL, SOCIAL AND GOVERNANCE

SGC
SUPERIOR GROUP OF COMPANIES

PERCENTAGES OF SUPPLIERS SCREENED USING SOCIAL CRITERIA FOR SGC'S UNIFORM SEGMENT



100%
80%
60%
40%
20%
92.5%
92%
82.8%
93%
2018
2019
2020
2021

DIVERSITY & INCLUSION

COMPANY HEADCOUNT

Global increase in headcount in 2022

2021	2022	2022 INCREASE
6,159	6,722	9%

EMPLOYEE TENURE



20 + YEARS 126
11-20 YEARS 174
3-10 YEARS 1,399
0-3 YEARS 4,460

GLOBAL WORKFORCE

Gender Breakdown*



49% FEMALE 2,705
51% MALE 2,767

US WORKFORCE

Gender Breakdown



59% FEMALE 580
41% MALE 401

BOARD OF DIRECTORS DIVERSITY



FEMALE 1 2 2 2 2
MALE 6 6 5 5 5
NON-MINORITY 7 7 6 6 6
MINORITY 0 1 1 1 1
2018 2019 2020 2021 2022

COMMUNITY RELATIONS

2021 TOTAL CHARITABLE CONTRIBUTIONS

80+
Charitable organizations receiving cash contributions from SGC and its divisions

$168,000+
Cash contributions

CLINICAL APPAREL DONATIONS

10 Nonprofit organizations supported in the U.S. and Haiti

132,638
Units of apparel

$2.6M+
Worth of clothing donated

* For the period from January 1 – June 30, 2021, representative of 89% of SGC's total global headcount as of December 31, 2021.


SGC
CLEAR

INVESTMENT HIGHLIGHTS

- Three diversified business platforms with a combined TAM of over $130B
- Taking organic market share in highly fragmented industries ripe for consolidation, with international expansion opportunities
- Leveraging recent technology investments to expand margins and cash flow in the coming years
- Experienced management team with proven track record of value creation and uninterrupted dividend payments since 1977

Rose Benstock



OVER 100 YEARS OF EXCELLENCE

Celebrating a Century of Success

We leverage world-class design, manufacturing and global distribution to create extraordinary brand experiences through custom uniform programs, engaging promotional merchandise and innovative BPO solutions.

Rose Benstock

Fashion Seal Uniforms

Business Expansion

Worklon

Imagewear

Automation

SAP

Branding Solutions

Centennial Anniversary

Gifts By Design

Guardian Products



1920
1940
1960
1980
2000
2020
2022
1930
1950
1970
1990
2010
2021

World War II

Manufacturing Expansion

IPO

Globalization

Superior Uniform Group

The Office Gurus

HPI

CID

COVID-19

Sutter's Mill

SGC
SUPERIOR GROUP OF COMPANIES

APPENDIX

SGC
SUPERIOR GROUP OF COMPANIES


SGC
Superior
UNIFORM GROUP

LEVERAGING TECHNOLOGY TO DRIVE EFFICIENCY

Recent investments to increase operating efficiency and improve customer experience

INVESTMENT IN TECHNOLOGY

- Robotics - Dallas robotic systems implementation completed Q1 2021
- $17M+ investment in Arkansas warehouse robotics (live May 2022)
- 400+ Upgraded E-commerce sites for our customers
- New technology in forecasting
- New AI payables technology
- Product Lifecycle Management (CID, FSH, HPI)
- 3D design tools
- Updated and modernized embroidery equipment
- Implemented new Warehouse Management System (WMS) in satellite warehouses
- Enhanced inventory management processes utilizing SAP MRP
- Increased productivity using new data mass change tools
- New raw materials planning processes (Q4 2022)
- Dashboard reporting using data marts and Power bi


SGC
SUPERIOR GROUP OF COMPANIES
technicolor
Poland 3PL DC

OTHER INTERESTING POINTS

- Active role in manufacturing with redundant manufacturing strategy
- Significant operating presence in 10 countries (2 duty free, 1 CAFTA) with Healthcare uniform manufacturing primarily in countries duty free into US
- 30 quality assurance tests in 2 company owned labs (US and China) to comply with safety protocols and to ensure durability and performance specifications are met
- Expanded lower cost, near-shore production capabilities
- Back office support primarily in India, China, Vietnam and Central America

NON-GAAP RECONCILIATION – 2022 ADJUSTED EBITDA

SGC
SUPERIOR GROUP OF COMPANIES

$ in Thousands	BRANDED PRODUCTS	HEALTHCARE APPAREL	CONTACT CENTERS	INTERSEGMENT ELIMINATIONS/ CORPORATE	TOTAL SGC
Income (Loss) Before Taxes	($6,785)	($27,134)	$16,148	($20,264)	($38,035)
Interest Expense	$288	$188	$ -	$4,488	$4,894
Depreciation & Amortization	$6,465	$3,946	$2,373	$220	$13,004
Goodwill & Tradename Impairment	$31,176	$20,323	$ -	$ -	$51,499
Gain on Sale of Corporate Headquarters	$ -	$ -	$ -	($3,435)	($3,435)
Adjusted EBITDA	$31,144	($2,747)[1]	$18,521	($18,991)	$27,927[1]

In addition to the Company's presentation of its financial position and results of operations in conformity with accounting principles generally accepted in the United Sates ("GAAP"), the Company has also presented EBITDA, which is an operating measure not determined in accordance with GAAP. The Company defines EBITDA as net income excluding interest expense, income tax expense, and depreciation and amortization expense. The Company believes EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company's core operating results from period to period by removing the impact of the Company's capital structure (interest expense from outstanding debt), tax consequences, asset base (depreciation and amortization), non-cash charges from the termination of the Company's pension plans and the goodwill and tradename impairment and non-operating gain on the sale of the corporate headquarters. The Company uses EBITDA internally to monitor operating results and to evaluate the performance of its business. EBITDA is not a measure of financial performance under GAAP and should not be considered in isolation or as an alternative to net income (loss), cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate EBITDA are significant components in understanding and assessing the Company's results of operations. The Company's EBITDA may not be comparable to a similarly titled measure of another company because other entities may not calculate EBITDA in the same manner.

(1) Reflects inventory write-down charges related to Healthcare Apparel of $11 million.

For Additional Information

Attendees and other viewers of this presentation are advised to read all reports and other filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1993 and the Securities Exchange Act of 1934.

Copies of these filings may be obtained, without charge, by directing a request to:

www.sec.gov

or

investors@superiorgroupofcompanies.com

www.SuperiorGroupofCompanies.com